Sale of Investment Properties (Predecessor) (Predecessor)	12 Months Ended
Dec. 31, 2012
Predecessor
Sale of investment properties
Sale of Investment Properties

Note 8—Sale of Investment Properties

        On May 5, 2012, the Ziegler Funds sold the property held by Georgia 22 and on September 27, 2012, the property held by Georgia 13. The carrying value as of the date of sale was $4,803,153 for Georgia 22 and $7,534,984 for Georgia 13, respectively. At the time of sale, these properties were included in investment properties and intangible assets on the combined balance sheets.

        The following summarizes the cash proceeds received from the sale of the investment properties.

	Georgia-13	Georgia-22
Total consideration received from seller	$9,343,914	$5,400,000
Payment of closing cost	393,249	250,127
Payment of outstanding mortgage balance	6,275,275	3,566,904
Payment of unpaid mortgage interest	22,329	21,496

Cash due to seller	$2,653,061	$1,561,473